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(10)(1xii)  Lease between Dialysis Corporation of America and Dialysis
            Services of Pennsylvania, Inc. - Lemoyne dated November 30, 1995
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                                COMMERCIAL LEASE

PARTIES

This Agreement of Lease ("Lease") made this 30th day of November, 1995 between DIALYSIS CORPORATION OF AMERICA (for the purpose of this Lease to be known as "Lessor" and DIALYSIS SERVICES OF PENNSYLVANIA, INC. - LEMOYNE (for the purpose of this Lease to be known as "Lessee").

1.       PREMISES

WITNESSETH, that Lessor, in consideration of the rents and covenants hereinafter mentioned, does demise and lease unto Lessee all that certain space of 5,000 square feet, to be used for an artificial kidney dialysis center and related office purposes, as set forth on Schedule A attached, in the DCA LEMOYNE BUILDING, 27 Miller Avenue, Lemoyne, Pennsylvania (the "Space").

Lessee shall not use, store on the premises or in the Space or dispose of hazardous, biological medical or toxic substances during the term of this Lease except in full compliance with federal and state environmental laws. Violation of this clause will result in the immediate termination of this Lease with a forfeiture of all unused rents and deposits and Lessee to be held fully responsible and liable for all costs and expenses incurred in the clean up and removal of such substances and any and all damages resulting therefrom, consequential or otherwise. Termination of this Lease shall not affect or impair any rights or remedies that Lessor may have at law or in equity with respect to this environmental clause, and Lessee hereby indemnifies and holds harmless the Lessor, its officers, directors, employees, successors and assigns from and against all demands, claims, civil or criminal actions or causes of action, penalties, fines, losses, damages, liabilities, obligations, costs, disbursements, expenses of fees of any kind or nature (including, without limitation, damages, costs, attorneys', paralegals', consultants', or experts' fees and disbursements and costs of litigation) which may at any time be imposed upon, incurred by or asserted or awarded against Lessor which are, directly or indirectly related to, resulting from, or arising in connection with a violation of this clause or any federal, state or local environmental law by Lessee or its agents, servants, invitees, employer, or other representatives. This indemnification includes use and disposal of hazardous and non-hazardous medical waste as per Section 3 hereof..

2.       TERM

The term of this Lease shall be, subject to the conditions hereof, for five years beginning on the first day of December, 1995, and ending on the 30th day of November, 2000 ("Term").

In the event said commencement falls on a date later than the first day of a month, then Lessee shall pay a prorated rent for said partial month.

3.       RENT

IN CONSIDERATION of which, Lessee agrees to pay to Lessor for the use of the Space the sum of Sixty Thousand ($60,000) Dollars per annum plus any applicable rental tax to be payable in monthly installments as follows: The first installment of Five Thousand ($5,000) Dollars to be payable upon the execution of this Lease, and thereafter in monthly installments of Five Thousand

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($5,000) Dollars, in advance on the first day of each calendar month during the
Term beginning January 1, 1996.

In addition, the Lessee agrees to pay for its pro rata share of the following:

         (i) electric charges less the square footage of other tenants that are separately metered;

         (ii)    water and sewerage charges;

         (iii)   real estate and municipal taxes;

         (iv)    snow and ice removal from sidewalks and parking areas;

         (v)     trash removal;

         (vi)    janitorial services for all common areas;

         (vii)   fuel;

         (viii)  pest control if provided by Lessor;

         (ix)    lawn maintenance;

         (x)     lock and/or key replacement; and

         (xi) HVAC, provided to the extent there is a separate HVAC for the Space, then to that extent Lessee shall pay full share.

Lessee's pro rata charges shall be determined based upon the percentage of the Space to the square footage of the other rentable space within the building, common area, hallways, public bathrooms, mechanical rooms excluded. These charges will be billed to Lessee at the end of each month in which the charges were incurred. Payment by the Lessee shall be due and payable within five (5) days of such billing and will be subject to Section 4, the late charges clause.

Rentable space within the building is 12,100 sq. ft. Lessee's pro rata percentage is 41.3%.

The Lessee shall be responsible to obtain and pay for its own janitorial and telephone services for the Space. All refuse and rubbish shall be removed by the Lessee from the Space and shall be placed in plastic liners or other suitable containers prior to disposal in the outside dumpster, not on top or outside around the dumpster. In addition, Lessee shall pay to Lessor the cost of removal from the building and the Space of any of Lessee's refuse and rubbish which exceeds the refuse and rubbish usually attendant upon the use of such premises as offices. Such excess refuse removal charges will be billed to the Lessee at the end of the month in which incurred and is due and payable as additional rent.

Lessee shall have the right to inspect documents relating to the above mentioned charges upon reasonable notice and during normal business hours of the Lessor.


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Lessee represents that medical waste, hazardous or non-hazardous, is subject to and will comply with federal and state hazardous waste laws and non-hazardous medical waste regulation. Lessee shall solely be responsible for lawful use and disposal of hazardous and non-hazardous medical waste, which Lessee shall have properly removed and disposed of by bona fide licensed medical waste sanitation agencies, all of which shall be accomplished at the sole expense of the Lessee.

4.       LATE CHARGE

Rental payments are due on the first day of each month. Late payment shall be subject to a ten (10%) percent late charge per month or any portion thereof. Payments, when received by Lessor, shall be applied to late charges, if any, and then delinquent rents.

5.       SECURITY DEPOSIT

         (a) A "security deposit" in the amount of $_______ shall be paid on the execution of this Lease in an amount equal to the ____ months rent, and shall be held by Lessor as security for the performance by Lessee of all the terms, covenants and conditions of this Lease and/or the correction of damage in excess of normal wear and tear; otherwise, the "security deposit" or any balance thereof, shall be returned without interest after the Lessee has vacated and left the Space in acceptable, clean condition and surrendered all keys to Lessor. It is understood and agreed that the said "security deposit" is not to be considered as the last or any monthly rent payments under the Lease.

         (b) In the event of any delinquent payments or breach of any terms, covenants or conditions of this Lease, the security deposit will be credited immediately in the amount due to the Lessor and will be replenished by the Lessee on the first day of the following month along with said month's rent.

6.       RENEWAL OPTION

Lessee shall have the option of renewing this Lease at an increased rental based upon (i) a three (3%) percent increase plus (ii) the increase in the Consumer Price Index (revised) United States City Average All Items and Commodity Groups, issued by the Bureau of Labor Statistics of the United States Department of Labor ("CPI"). The CPI will be determined for the six (6) moths prior to the expiration date of this Lease as compared to the CPI dated on the commencement of this Lease, provided, that no rental increase shall be greater than thirty (30%) percent of the then current rental payment under the Lease. The Lease shall thereupon continue on the same terms and conditions as herein contained for two periods of five years each, provided that:

         (a)     Lessee is not in default hereunder;

         (b) Lessee gives notice of its exercise of this option not less than ninety (90) days prior to the expiration of the Term (or renewal Term as the case may be).

7.       PLACE OF PAYMENT

The rent shall be promptly paid on the several days and times specified herein without deduction or abatement, unless hereinafter provided to the contrary, at the office of Lessor, 402 Marvel Court,


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2nd Floor, P.O. Box 1878, Easton, Maryland 21601, or such other address as
Lessor may, from time to time, designate in writing.

8.       INABILITY TO GIVE POSSESSION

Lessor shall not be liable to Lessee for any damage which may be caused to Lessee by the failure of the Lessor to give possession of the Space by ______________; failure of which shall give Lessee the right to terminate this Lease.

9.       HOLDING OVER AS RENEWAL

A hold over by Lessee beyond the Term of this Lease or any hereinabove duly authorized additional Term, or failure of Lessee to give notice of its intention to vacate the Space at the end of such Term at least ninety (90) days prior to such end of Term, shall, at the option of Lessor, be deemed a renewal of this Lease for six (6) months and thereafter on a month-to-month basis, and for the entire period herein stated Lessee shall be a non-tenant subject to dispossession without further notice or process of law and in accordance with
Section 16, with the renewal being under and subject further to an automatic ten (10%) percent increase in the monthly rental payments for each six (6) month hold-over period.

10.      UTILITIES, JANITORIAL, ETC.

Lessor agrees to provide the utilities (electricity sufficient to provide an adequate and uniform level of illumination, ventilating and air circulating equipment, and other building machinery and equipment, heat, hot and cold water), repairs, daily janitorial services in the common areas only, and the required removal of snow and ice from the pavement(s), driveway(s), and parking area(s), for which Lessee should pay its pro rata share as per Section 3; provided that any repairs to a HVAC relating to the Space shall be the responsibility of Lessee or per Section 13. If the Lessee desires to introduce call boxes, telegraph, or telephone wires and instruments, Lessee may do so at Lessee's own expense, subject to the prior written approval of the Lessor, and the Lessor will place or direct the placing of same as to where, and how, and to what extent they are to be placed, at the cost and expense of Lessee and without such direction, no boring or cutting for wires will be permitted. The attaching of wires to the outside of the building is absolutely prohibited. Lessor will have the immediate right to reimbursement for repairs of any such unauthorized installations. No attachment shall be made to the electrical system of the building for the running of electric fans or motors, for the storing of electricity, or for any other purpose without the written consent of the Lessor. Further, the electricity supplied to the Space shall not be used for any other purpose than lighting florescent lamps, typewriters, adding machines, electric clocks, addressographs, mimeograph machines, dictating equipment, personal computers, and other office equipment and dialysis equipment that will not require an unusual amount of electricity, without the written consent of the Lessor. Under no circumstances will any main frame computers be installed in the Space. The Lessor in all cases reserves and retains the right to require the placing and using of electrical protecting devices to prevent the transmission of excessive currents of electricity in, to, or through the building, and to require the changing of wires and their placing and arrangement as the Lessor may deem necessary; and further, to require compliance on the part of all using or seeking access to such wires with such rules as the Lessor may establish relating thereto, and in the event of non-compliance with the requirements and rules, the Lessor shall have the right to immediately cut and prevent the use of such wires.


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Lessor shall not in any way be responsible or liable to Lessee at any time for any loss, damage or expense resulting from any change in the quantity or character of the electric service or for its being no longer suitable for Lessee's requirements or for any cessation or interruption of the supply or current unless the same arises from Lessor's failure to pay its utility bills or from Lessor's acts of gross negligence, nor shall any such loss, damage or expense or non- supply of electric service or current in any way affect the tenancy or in any way relieve Lessee of any obligation under the terms of this Lease.

Lessee covenants and agrees that at all times it use of electric current shall never exceed the capacity provided by Lessor. Lessee shall make no changes, alternations, additions, substitutions ("changes") to any risers, conduits, meters, panel boxes, switch gear, wiring, any other part of electric service without the express prior written consent of the Lessor.

Lessee acknowledges that the leased Space is based upon the normal providing of dialysis services and use of office space between the hours of 6:00 a.m. and 6:00 p.m. Monday through Saturday, exclusive of Sundays and holidays, wherein the Lessor is required to provide electric and other services as required in this Lease. The use of this Space in excess of the hours and days stated herein will result, at the discretion of the Lessor, in an additional charge. The additional charge shall be a standard hourly rate which Lessor shall determine and may adjust from time to time, based upon the actual cost of providing and maintaining building services and electric current for a minimum four hour period, inclusive of overhead, depreciation and such other expenses as are customarily incurred in the operation, maintenance and safekeeping of a similar class dialysis center.

11.      NEGATIVE COVENANTS OF LESSEE

         (a) Waste, Damage, or Injury to Premises; Restoration. No waste, damage or injury to the Space shall be committed, and at the end of the Term, the Space shall be restored, at the option of the Lessor, to the same condition in which it was at the commencement of the Term, and the cost of said restoration shall be paid by Lessee, which cost shall be treated as additional rent due and owing under the terms of this Lease. This Section 11(a) is subject to the exceptions of ordinary wear and tear and unavoidable damage by fire, elements, casualty, or other cause or happening not due to Lessee's negligence.

         (b) Lawful Possession, Fire Precautions, Machinery Weights. Lessee shall not carry on any unlawful or immoral business in or about the Space, and shall not carry on any business which will endanger the building from fire or cause the forfeiture of any fire insurance, and Lessee will indemnify Lessor for and replace lost insurance and/or any deductible under existing insurance policy if caused by Lessee. Lessee shall not operate any machinery or equipment that may be harmful to the building or disturbing the other occupants of the building, nor place anything in any portion of the Space with such weight that is beyond the safe carrying capacity of the structure. Any violation will be grounds for immediate eviction with the balance of that month's rent and security deposit forfeited. The operation of a dialysis center shall not be deemed a violation of this Section 11(b) or any other provision of this Lease.

         (c) Signs. Lessee shall not place any signs upon the exterior of the Space, nor cause any lettering of any kind whatsoever to be placed upon the outside windows of the Space, without the written consent of Lessor, which consent shall not be unreasonably withheld. Lessee may, however, place a sign upon its door after first obtaining approval from Lessor as to size and style


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and content.  Lessee will be identified by name and business on any sign or directory placed outside or inside the building by Lessor for purposes of identifying tenants, at Lessee's expense.

         (d) Alterations. Lessee shall make no alternations, additions, or improvements in or about the Space without Lessor's prior written consent. All such work shall be done at such time and in such manner as shall minimize any inconvenience to other occupants of the building. As a condition precedent to Lessor's consent, Lessee shall deliver to Lessor written plans and specifications for all work and written plans and specifications for all heating, ventilating and air conditioning. Lessor shall have the right to approve any contractor to be used by Lessee in connection with any approved alterations and improvements to the Space. Lessee shall comply with all governmental rules and regulations in connection with such work and shall prevent any lien or obligation from being created against or imposed upon the building and will discharge all liens and charges for services rendered or materials furnished immediately after said liens occur or such charge becomes due and payable. Any alternations, additions or improvements made by Lessee and any fixtures installed as part thereof, shall become the property of Lessor, provided, however, that Lessor shall have the right to require Lessee to remove such fixtures or improvements and restore the Space to its original condition at Lessee's cost upon the expiration or sooner termination of this Lease. All such expense shall be charged against the security deposit in accordance with Section 5.

         (e) Vacation. Lessee shall neither vacate nor desert Space during the Term nor permit the same to be empty and unoccupied.

         (f) Assigning, etc. by Lessee. Lessee shall not have the privilege of assigning or subletting the Space, or mortgaging any interest it may have by virtue of this Lease.

         (g) Encumbrance. The Lessee shall not, by any act or omission, encumber the title of the Lessor not shall the interest or estate of the Lessor be in any way subject to any claim by way of lien of encumbrance, whether claimed by operation of law of by virtue of any express or implied contract by Lessee. Lessee will hold harmless the Lessor against any such claims. All such claims may be charged against the security deposit in accordance with
Section 5 or otherwise charged directly to Lessee as additional rent accruing for the month following the date of the claim.

12.      LESSOR'S RIGHTS

         (a) Right of Inspection. It is agreed and understood that Lessor, Lessor's duly authorized agents, contractors, and employees may enter the Space during normal business hours and at any other reasonable times during the Term, for the purpose of inspecting and maintaining the premises.

         (b) Rules and Regulations. Lessor may from time to time establish reasonable rules and regulations for the safety, care, and cleanliness of the Space, and for the preservation of good order therein. Such rules and regulations shall, when notice thereof is given to Lessee, form a part of this Lease.

13.      RESPONSIBILITY OF LESSEE

         (a) Damages or Injury to Property. All damages or injuries done to the Space or to the HVAC relating to the Space by the Lessee and/or Lessee's customers, clerks, servants, agents,


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employees, visitors, invitees of Lessee, and individuals for whom Lessee is responsible (collectively "Lessee's Agents") other than those caused by ordinary wear and tear, shall be the sole responsibility of Lessee and shall be repaired by Lessee at its expense. Lessee covenants and agrees to make such repairs within ten (10) days' written notice given to Lessee by Lessor, and if Lessee shall neglect to make said repairs or commence to make the same promptly or complete the same within ten (10) days after receiving such notice, Lessor shall have the right to make such repairs at the expense and cost of Lessee, and the amount thereof may be charged against the security deposit in accordance with Section 5 or otherwise charged directly to Lessee as additional rent accruing for the month following the date of repair.

         (b) Payment of Judgments, etc. Lessee shall bear, pay and discharge, when and as the same become due and payable, all judgments and lawful claims for damages or otherwise against Lessor, arising from Lessee's and the Lessee's Agent's use or occupancy of the Space and Lessee will assume the burden and expense of defending all such suits, whether brought before or after the expiration of this Lease, and will protect, indemnify and save harmless Lessor, or Lessor's agents, servants, employees, and the public at large, and Lessee will pay Lessor's reasonable legal fees in bringing an action against or defending an action caused by Lessee.

         (c) Discharge of Liability. In consideration of securing this Lease at the above-stated rent, Lessee does hereby release and discharge the Lessor, its agents, servants and/or employees, and said Lessor's successors and/or assigns, from any and all liability by reason of any injury, loss and/or damage to any person or property, caused by any fire, the breaking, bursting, stoppage and/or leakage of any water pipe, gas pipe, sewer, basin, water closet, steam pipe, and drain in any part or portion of the Space and/or any part or portion of the building of which the Space is a part, and from all liability for any and all injury, loss and/or damage caused by the water, gas, steam, waste, and contents of said water pipes, gas pipes, steam pipes, sewers, basins, water closets, and drains or the elements or from any kind of injury, loss, and/or damage which may arise from any other cause in the Space, on the premises or in the building.

         (d) Governmental Orders. Lessee agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's occupying of the Space; and failure of Lessee to so comply will allow Lessor to comply and all costs and expenses to effect compliance to be charged to Lessee as additional rent accruing for the month following effectuation of such compliance.

14.      RESPONSIBILITY OF LESSOR

         (a) Partial or Total Destruction of Property. In the event that the building or the Space shall be totally or substantially damaged by fire or other casualty or happening, this Lease shall not terminate, but in such event Lessor agrees to repair, restore, or rebuild the Space as the case may be, subject to the availability of insurance proceeds, to its condition immediately prior to such damage or destruction with due diligence and within four (4) months after such damage; and in the event that the Space cannot be repaired, restored, or rebuilt as aforesaid, within such four (4) month period, Lessee's sole remedy shall be the right to cancel and terminate this Lease without further liability on the part of either party. The rent payable hereunder shall entirely abate from the date of such destruction in case the Space is substantially destroyed or so damaged as to be rendered untenantable, until the Space shall have been restored, repaired or rebuilt, as the case may be, and put in proper condition for use and occupancy. Lessor agrees to institute such repairs immediately after such damage and to complete the same with due diligence and within a


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reasonable time.  If the Space is damaged but not wholly destroyed by any such causalities, rental shall abate in such proportions as use of the Space has been destroyed, and the Lessor shall restore the Space to substantially the same condition as before the damage within a reasonable time and with all due diligence, whereupon full rental shall recommence.

         (b) Damage for Interruption of Use. Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience of annoyance arising from the necessity of making repairs, alterations and/or additions to any portion of the Space, the interruption in the use of the Space, or the termination of this Lease by reason of the destruction of the Space.

15.      REMEDIES OF LESSOR

If Lessee should remove or prepare to remove, or attempt to remove from the Space before the expiration of the Term or at any time during the continuance of this Lease, or if Lessee shall be in default in the payment of any installment of rent for the period of ten (10) days, or should there be a default in any of the covenants or conditions as herein contained, and should Lessee fail to remedy such default within twenty (20) days of notice, or if Lessee should become insolvent, or make an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against Lessee or Bill of Equity or other proceeding for the appointment of a receiver for Lessee is filed, or if proceedings for reorganization or for composition with creditors under any state or federal law be instituted by or against Lessee, or if the real or personal property of Lessee shall be sold after levy by any sheriff, marshall or constable, then in that event, rent for the unexpired portion of the then current Term, at the rate which is then due and collectible under the terms of this Lease, shall immediately become due and payable and shall be collectible by distraint or otherwise, with the security deposit forfeited, and Lessor shall have the further right in said event, to terminate this Lease, by giving notice in writing to Lessee herein or to the person then in charge of the Space, and through Lessor's agent or attorney, to re-enter and remove all persons and Lessee's property therefrom without being guilty in any manner of trespassing, and without prejudice to any remedies for arrears of rent or breach of covenant, and Lessor, through its agent or attorney, may resume possession of the Space and shall relet the same for the remainder of the Term at the best rent Lessor can then obtain, and the Lessee shall make good any difference in the rent.

16.      ACCEPTANCE OF NOTICE TO QUIT DISPOSSESSION; WAIVER
         OF REMEDIES BY LESSEE; WAIVER OF DEMAND

Lessee hereby accepts notice to quit, remove from, and surrender up possession of the Space to Lessor at the expiration of the Term hereof, whenever it may be determined. On failure to pay rent due for ten (10) days, or upon breach of any other condition of this Lease with security deposit forfeited, Lessee shall be a non-tenant, subject to dispossession by Lessor, without further notice or process of law, with release of error and of damages, and Lessor may reenter the premises and dispossess Lessee without thereby becoming a trespasser. Lessee hereby waives the benefit(s) of all exemption laws of this Commonwealth that now are in force or may hereinafter be in force, or in any distress or distresses that may be made for collection of the whole of said rent, or any part thereof. Lessee also waives the benefit of stay of execution, inquisition, extension, right of appeal, certiorari and all errors, in all proceedings arising out of this Lease. Lessee does also hereby waive any and all demand for payment of the rent herein provided for, either on the day due or on any other date, either on the land itself or in any other place, and agrees that such demand shall not be a condition of reentry or of recovery of possession without legal process or by means of any action or proceeding whatsoever.


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17.      CONFESSION OF JUDGMENT

If rent and/or charges hereby reserved as rent shall remain unpaid for ten (10) days beyond any day when the same ought to be paid, Lessee hereby empowers any attorney of any court of record to appear for Lessee, in any and all actions which may be brought for rent and/or the charges, payments, costs and expenses reserved as rent, or agreed to be paid by Lessee and/or to sign for Lessee an agreement for entering into any competent court an amicable action or actions for the recovery of rent or action or actions to confess judgment against Lessee for all or any part of the rent specified in this Lease and then unpaid including charges, payments, costs and expenses reserved as rent or agreed to be paid by Lessee, and of interest and costs together with an attorney's commissions of ten (10%) percent; and judgment and ejectment as herein provided may be entered concurrently therewith. Judgment may be confessed repeatedly until any deficiency is collected.

18.      EJECTMENT

At the end of said Term, whether the same shall be determined by forfeiture or expiration of the Term, or upon the breach of any of the conditions of this Lease, and subject to other provisions of this Lease, Lessee authorizes an attorney of a court of record in Pennsylvania to appear for Lessee in an amicable action in ejectment and confess judgment against Lessee in such action and Lessee in such event further authorizes the immediate issuance of a Writ of Possession for the same, with Writ of Execution for the costs, and with reasonable attorney's fees for prosecution of such action.

19.      REMEDIES CUMULATIVE

No remedy contained herein shall be exclusive, rather all remedies of Lessor shall be cumulative and concurrent.

20.      POSSESSION - DEFINED

Possession of the Space includes the exclusive use of the same, together with the use in common with any other occupants of the building, of the hallways, stairs, elevator(s) (if any), toilet rooms, parking area (if any), heat, air conditioning, electric light and water.

21.      INDEMNITY AND PUBLIC LIABILITY INSURANCE

Lessee agrees to indemnify and save harmless Lessor from and against all claims of whatever nature arising from any act, omission or negligence of Lessee, of Lessee's contractors, licensees, agents, servants or employees, or arising from any accident, injury or damage whatsoever caused to any person or to the property of any person, occurring during the Term hereof in or about Lessee's Space or arising from any accidental injury or damage occurring outside of the Space but within the area of the Lessor's property where such accident, damage or injury results or is claimed to have resulted from an act or omission constituting negligence on the part of Lessee or Lessee's agents or employees. This indemnity and hold harmless agreement shall include reasonable attorney's fees incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof.

Lessee agrees to maintain in full force during the Term a comprehensive general liability policy under which Lessor and Lessee are named as insured, and under which insurer agrees to indemnify


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and hold harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages. Each such policy shall be non-cancelable with respect to Lessor without ten (10) days prior notice to Lessor and a duplicate original or certificate thereof shall be delivered to Lessor. The minimum limits of liability of such insurance shall be One Hundred Thousand ($100,000.00) Dollars for injury (or death) to more than one person, and Twenty-five Thousand($25,000.00) Dollars with respect to damage of property.

22.      CONDEMNATION

If any part of the Space should be taken or condemned for a public or quasi-public use, and a part thereof remains which is susceptible for the use intended hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the Term only such portion of such rent at the value of the part remaining after the condemnation bears to the value of the entire Space at the date of condemnation; but in such event Lessor shall have the option to terminate this Lease as of the date when title to the part so condemned vests in the condemnor. If all the Space, or such part thereof be taken or condemned so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. Whether or not a portion of the Space is susceptible for the use intended shall be determined by arbitration if the parties cannot otherwise agree on said portion. If a part of all of the Space be taken or condemned, all compensation, except as otherwise provided in this
Section 22, awarded upon such condemnation or taking shall, go to the Lessor and the Lessee shall have no claim thereto.

23.      SUBORDINATION; ASSIGNMENT BY LESSOR

The rights and interest of Lessee under this Lease shall be subject and subordinate to any mortgage that may be placed upon the Space and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, and extensions thereof. Whether this Lease is dated prior to or subsequent to the date of said mortgage, Lessee shall execute and deliver whatever instruments may be required for such purposes and in the event Lessee fails to do so within ten (10) days after demand in writing, Lessee does hereby make, constitute and irrevocably appoint Lessor as its attorney-in-fact and in its name, place and stead so to do. Lessor may assign its interest in this Lease or any part thereof, and such assignee shall thereupon be deemed Lessor hereunder.

24.      QUIET ENJOYMENT

Lessee, upon paying the said rent and performing the covenants of this Lease, on its part to be performed, shall and may peaceably and quietly enjoy the Space for the Term and any duly authorized additional term.

25.      SPACE PREPARATION

It is clearly understood that the Space shall be rented by the Lessee on an "as is" basis, and the only space preparation work that shall be done shall be the work as outlined on Addendum #1 attached to and a part of this Lease.

26.      LEASE CONTAINS ALL AGREEMENTS

It is expressly understood by the parties that the whole agreement between them is embodied in this Lease (executed in duplicate) and that no part or items are omitted, unless the terms are hereinafter modified by written agreement(s).

27.      SUCCESSORS

This Lease shall be binding upon the parties hereto and their respective successors and/or assigns.

28.      HEADINGS NO PART OF LEASE

Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease not shall they affect its meaning, construction or effect.

29.      NOTICE

Lessee hereby appoints as its agent to receive service of all proceedings and notices requested under this Lease, the person in charge of the Space at the time, or occupying the Space; and if no person is in charge of, or occupying the Space, then any such service of process or notice may be made by attaching the same on the main entrance to the Space. A copy of all services and notices under this Lease shall also be sent to Lessee's last known address, if different from the Space.

30.      NO ESTATE IN REALTY

This Lease shall create the relationship of Lessor and Lessee between the parties hereto; no estate shall pass out of Lessor. Lessee has no interest subject to levy or sale, and Lessee's interest, which is use of the Space upon payment of the rent and not being in default of this Lease, is not assignable.

31.      EFFECT OF TERMINATION OF LEASE

No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Lessor's right to collect rent for the period prior to termination thereof or for any indemnifications of Lessee to Lessor as contained herein.

32.      SEVERABILITY

The invalidity of any provision of this Lease as determined by a court or administrative agency of competent jurisdiction shall in no way affect the validity of any other provision hereof.

         IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed by their respective officers thereunto duly authorized and attested by their respective secretaries, all on the date and year first above written.

ATTEST:                                    DIALYSIS CORPORATION OF AMERICA



By:__________________________              By:___________________________________
     Secretary                                BART PELSTRING, President

ATTEST:                                    DIALYSIS SERVICES OF PENNSYLVANIA,
                                           INC. - LEMOYNE


By:__________________________              By:____________________________________
     Secretary                                THOMAS K. LANGBEIN,
                                              Chief Executive Officer

                                  ADDENDUM #1

It is agreed that the following work shall be performed to the leased space by the Lessor at a cost estimated (attach estimate) of $_______ to be paid by the
Lessee:



                                           LESSOR:  DIALYSIS CORPORATION OF AMERICA

                                                    By:_________________________________

                                           LESSEE:  DIALYSIS SERVICES OF
                                                    PENNSYLVANIA, INC. - LEMOYNE

                                                    By:_________________________________



Date:


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